Exhibit 99.1

GTY TECHNOLOGY HOLDINGS ANNOUNCES BUSINESS COMBINATION

GTY to Create Leading North American SaaS/Cloud Software Company

Focused on the Public Sector with Diverse and Prominent Client Base

•	Significant growth opportunities in the underpenetrated public sector market as it embarks on digital transformation
•	Strong growth, recurring revenue and margin expansion profile
•	Experienced management team with decades of government, technology and financial experience to drive growth, margin expansion and strong cash flow generation

AUSTIN, TX - September 12, 2018 – GTY Technology Holdings Inc. (NASDAQ: GTYH) (“GTY”), a publicly traded special purpose acquisition company, announced today that it has entered into definitive agreements to acquire six companies that are leading the digital transformation in the public sector market. The transaction is expected to close in early 2019.

GTY, which is led by William D. Green, Joseph M. Tucci and Harry L. You, raised $552 million in its IPO in November 2016. After an extensive search process, the sponsors elected to bring together best-in-class companies to establish an integrated software solution in the highly fragmented and underpenetrated public sector market. With a diverse combined client base of over 1,500 clients, the combined company will be a scaled software platform for state and local governments, helping them to address increasing demands by constituents for improved citizen experiences and more efficient operations.

Bill Green, co-Chairman of GTY, stated, “Joe, Harry, and I believe that the state and local government market is at an inflection point, presenting a profound market opportunity to bring together these leading franchises. With GTY as a partner, their dynamic founders and teams will create the next integrated, digital solution for governments, with offerings for citizen interface, payments, grant management, budgeting, permitting, and procurement needs. We will give these companies channel support and provide the capital, expertise, and runway they need to capture significant share of this market which is poised for transformation.”

Joe Tucci, co-Chairman of GTY, added, “Similar to our experience with other emerging, underpenetrated software categories, we see a bright future in helping governments and other public entities move to the cloud to become more efficient. The companies we selected have the agility, speed, and flexibility to lead digital transformation in the public sector. The integrated digital town hall platform, the move to the cloud, payments engine, nascent penetration of a large addressable market, and best-in-class companies are the hallmarks of an incredibly promising technology investment.”

GTY will form a new entity which will acquire the following companies:

•	Bonfire Interactive Ltd. (“Bonfire”), based in Canada, a developer of cloud-based eSourcing and procurement software that helps purchasers find, engage, and evaluate suppliers and manage the resulting contracting and performance relationships;

•	CityBase, Inc. (“CityBase”), based in Chicago, IL, a developer of technology, payment and communication channels and aggregator of operational data that also creates websites and mobile applications for utilities, self-service kiosks and point of sale tablets with customized solutions;

•	eCivis Inc. (“eCivis”), based in Pasadena, CA, a cloud-based grants management system provider for state, local and tribal governments that also offers writing, consulting and professional services as well as financial and program performance tracking, cost allocation and budgeting;

•	Open Counter Enterprises Inc. (“OpenCounter”), based in San Francisco, CA, a builder of user-friendly software to guide applicants through complex permitting and licensing procedures;

•	Questica Inc. and Questica USCDN Inc. (together, “Questica”), based in Canada, a provider of budgeting software, performance management and transparency and data visualization solutions; and

•	Sherpa Government Solutions LLC (“Sherpa”), based in Denver, CO, a provider of public sector budgeting software and consulting services.

Harry You, President and CFO of GTY, who will be the CFO of the new entity, added, “Each company is a technology leader in its domain with a diverse client base, providing cross-sell possibilities. The combined company’s high growth, recurring revenue base, customer satisfaction, capital efficiency, and path to near-term profitability are key elements that led to our pursuit of this opportunity. Given the fragmentation in the state and local government market, we see expansive scale achievable through accelerated, organic growth and investment of capital in our respective companies as well as through immediately available, accretive acquisitions. We believe the combined company will be a well-capitalized public entity that will give customers confidence relative to its staying power in the market versus smaller, private vendors.”

Under the definitive agreements, subject to customary adjustments as provided therein, GTY has agreed to acquire the companies for total aggregate base consideration of $365 million in cash and stock, plus an aggregate earn-out consideration of up to $132 million in cash and stock. In addition, the new entity is expected to have an equity incentive plan in place at closing with 5.3 million shares reserved for future awards to employees and other plan participants. Mr. You added, “Our founders and their colleagues are looking forward to participating in the exciting growth prospects of the new company and are incented through earn-outs, rolled over equity consideration, and new stock grants to help catalyze shareholder returns.”

In connection with the business combination, GTY expects to hold a special meeting of its warrantholders (to be held immediately prior to the special meeting of GTY’s shareholders for the business combination) to approve an amendment to the warrant agreement governing its outstanding warrants to provide that, at the closing of the business combination, each whole public warrant will be automatically exchanged for $1.35 in cash and each private placement warrant will be automatically exchanged for $0.75 in cash. Approval of the warrant agreement amendment will require the affirmative vote of at least 50% of the outstanding public warrants.

Assuming no GTY stockholders exercise their redemption rights in connection with the business combination and GTY obtains warrantholder approval to amend its warrant agreement, the combined company is expected to have approximately $237 million of cash on the balance sheet at the closing to fund earnings producing capital expenditures, salesforce expansion, future acquisitions to accelerate growth, and general corporate purposes.

Stephen Rohleder, a GTY Director and the former Accenture COO and Group CEO for Health and Public Service Operating Group, will become Chairman and CEO of the new entity. “I am very excited to lead this incredibly innovative group of companies today, at what I see as an inflection point in the public sector,” said Mr. Rohleder. “I look forward to utilizing my 35 years of experience, customer and channel relationships in the public sector and, more specifically, with state and local governments, to scale the best-in-class vertically-integrated solution we are creating. With Harry You serving as CFO and Dan Lauderback, my former CTO of the Accenture Health and Public Services Group, agreeing to join as COO, we have the firepower to build a world-class platform today and for years to come.”

In order to provide sufficient time to complete the business combination in early 2019, GTY expects to seek shareholder approval of an extension of GTY’s deadline to complete an initial business combination from November 1, 2018 to a date in the first quarter of 2019. All current directors of GTY are expected to be appointed to the board of the new entity at the closing. The board of directors of GTY has approved the proposed business combination, and the applicable governing body of each of the target companies has approved its applicable proposed transaction. In addition, GTY expects to receive within one business day the requisite shareholder consents for CityBase, eCivis and OpenCounter and has received voting and supporting agreements for Bonfire. Completion of the proposed business combination is subject to GTY shareholder approval and other customary closing conditions.

Citigroup Global Markets Inc. served as the sole book-running manager for GTY’s initial public offering and was a financial advisor to GTY on the business combination. Winston & Strawn LLP is acting as legal counsel to GTY.

GTY has posted an investor presentation and pre-recorded video on its website: www.gtytechnology.com. The investor presentation and pre-recorded video will be available on GTY’s website until December 31, 2018.

About Bonfire

Bonfire, a leader in strategic sourcing and procurement technology, empowers organizations to make the right purchasing decisions. With tools to support the entire vendor lifecycle (sourcing, contract management, and vendor performance), Bonfire goes beyond traditional mechanics to make complex decision making easy. Bonfire works the way you do on a single cloud platform designed to unite stakeholders, absorb compliance requirements, and facilitate advanced evaluation techniques. The combination of flexible technology with world-class customer service makes Bonfire the solution of choice for both public and private sector organizations of all sizes around the globe. Bonfire was named as a 2018 Gartner Cool Vendor and proudly reports a client retention rate greater than 96 percent.

GoBonfire.com

About CityBase

CityBase gives people and businesses an intuitive way to interact with utilities and government agencies. CityBase’s technology dramatically improves constituent services through payment solutions, digital services and API development for cities, states and utilities. For more information please visit http://www.thecitybase.com/.

About eCivis

Since 2000, eCivis (http://www.ecivis.com ) has been most trusted and widely used SaaS grant management system by state, local and tribal governments. eCivis helps thousands of government agencies maximize their grant revenues, track their financial and program performance, prepare cost allocation plans and budgets, and access free open data tools to make sense of Federal data.

About OpenCounter

OpenCounter builds user-friendly software to guide applicants through complex permitting and licensing procedures, guiding applicants through the process by estimating the total fees and requirements for the project, and allowing applicants to apply and pay for permits online.

About Questica

Questica’s budget preparation and management software suite – Questica Budget – Integrates with more than 25 financial systems and other systems. This ensures organizations can access all the information they need to develop, track, monitor and adjust their budgets, plus report out to stakeholders when and to who they need to. Questica Budget Suite’s Operating, Salary, Capital and Performance modules ensure public sector organizations have a clear view into their budgets, forecasts and expenditures, thus enabling those organizations to deliver on their financial and non-financial strategic objectives. Additionally, Questica’s easy-to-use OpenBook transparency and data visualization software can be used to share an organization’s financial and non-financial information with both its internal and external stakeholders.

About Sherpa

Sherpa is a provider of public sector budgeting software and consulting services. Clients have benefitted from a unique deployment model, staffing projects with consultants averaging 20 years of experience and having one project team from sales through implementation to post-implementation support.

About GTY Technology Holdings Inc.

GTY Technology Holdings Inc. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Important Information About the Proposed Transactions and Where to Find It

In connection with the proposed business combination and proposed amendment to GTY’s warrant agreement, a newly formed subsidiary of GTY (“New GTY”) intends to file a Registration Statement on Form S-4, which will include a preliminary proxy statement/prospectus of GTY. GTY will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders in connection with the proposed business combination and to its holders of public warrants in connection with the vote by the warrantholders on the proposed amendment to the warrant agreement. GTY’s shareholders, warrantholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein filed in connection with the proposed business combination and proposed amendment to the warrant agreement, as these materials will contain important information about the companies being acquired (the “Targets”), GTY, the proposed business combination and proposed amendment to the warrant agreement. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed business combination and amendment to the warrant agreement will be mailed to shareholders and warrantholders of GTY as of a record date to be established for voting on the proposed business combination and proposed amendment to the warrant agreement. Shareholders and warrantholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898.

Participants in the Solicitation

GTY and its directors and executive officers may be deemed participants in the solicitation of proxies from GTY’s shareholders with respect to the proposed business combination and amendment to the warrant agreement. A list of the names of those directors and executive officers and a description of their interests in GTY is contained in GTY’s annual report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GTY Technology Holdings Inc., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144, Attention: Harry L. You, (702) 945-2898. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed business combination and amendment to the warrant agreement when available.

The Targets and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of GTY in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination when available.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. GTY’s and each Target’s actual results may differ materially from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GTY’s and the Targets’ expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the business combination and the timing of the completion of the business combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside GTY’s and the Targets’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the definitive agreements for the proposed transactions (the “Transaction Agreements”) or could otherwise cause a proposed transaction to fail to close; (2) the outcome of any legal proceedings that may be instituted against GTY or a Target following the announcement of the Transaction Agreements and the proposed business combination; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the shareholders of GTY or other conditions to closing in the Transaction Agreements; (4) the inability to complete the proposed amendment to the warrant agreement, including due to failure to obtain the requisite approval of the warrantholders of GTY; (5) the inability to obtain or maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the proposed transactions; (6) the risk that the proposed business combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of a proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the proposed business combination; (9) changes in applicable laws or regulations; (10) financial performance and reporting issues that may be discovered in connection with the preparation and audit of each Target’s historical financial statements; (11) the possibility that a Target or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the proposed business combination, including those under “Risk Factors” therein, and in GTY’s other filings with the SEC. GTY cautions that the foregoing list of factors is not exclusive. GTY cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. GTY does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination or amendment to the warrant agreement. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

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Media Contacts:
Jeffrey Taufield

Vice Chairman, Kekst

jeffrey.taufield@kekst.com

212-521-4815

Company Contacts:

Carter Glatt

Senior Vice President, Corporate Development, GTY

carter@gtytechnology.com

(702) 945-2898